As filed with the Securities and Exchange Commission on May 8, 2018.
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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                      First Trust Exchange-Traded Fund IV
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



PRESS RELEASE                                  SOURCE: First Trust Advisors L.P.


FIRST TRUST ANNOUNCES ADJOURNMENT OF SPECIAL SHAREHOLDER MEETING TO APPROVE NEW INVESTMENT SUB-ADVISORY AGREEMENTS WITH HEITMAN FOR FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF

Wheaton, IL - (BUSINESS WIRE) - May 7, 2018 - First Trust Advisors L.P. ("FTA") announced today that the special meeting of shareholders of First Trust Heitman Global Prime Real Estate ETF (NYSE Arca: PRME) (the "Fund"), a series of First Trust Exchange-Traded Fund IV (the "Trust"), has been adjourned in order to allow shareholders additional time to vote on new investment sub-advisory and sub-sub-advisory agreements for the Fund and to permit additional solicitation of shareholders. The shareholder meeting will reconvene on Monday, May 14, 2018 at 3:30 p.m. Central time at the offices of FTA at 120 East Liberty Drive, Suite 400, in Wheaton, Illinois.

First Trust Advisors L.P. ("FTA") previously announced that OMAM (HFL) Inc., a Delaware corporation, redeemed its membership interests in Heitman LLC, the parent company of the investment sub-advisor and investment sub-sub-advisors to the Fund, pursuant to a Redemption Agreement (the "Transaction"). The Transaction may be deemed to be an "assignment" (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Trust, FTA and Heitman Real Estate Securities LLC ("HRES"), the investment sub-sub-advisory agreement among the Trust, FTA, HRES and Heitman International Real Estate Securities HK Limited ("Heitman HK") and the investment sub-sub-advisory agreement among the Trust, FTA, HRES and Heitman International Real Estate Securities GmbH ("Heitman GmbH") (collectively, the Sub-Advisory Agreements"), which would result in the automatic termination of the Sub-Advisory Agreements. The Board of Trustees of the Trust approved an interim investment sub-advisory agreement and interim investment sub-sub-advisory agreements (collectively, the "Interim Agreements"), which were entered into effective upon the closing of the Transaction and will continue in effect for a maximum period of 150 days. Furthermore, the Board of Trustees approved a new investment sub-advisory agreement and new investment sub-sub-advisory agreements (collectively, the "New Agreements") that have been submitted to shareholders of the Fund for approval and will take effect upon the receipt of shareholder approval.

In connection with the solicitation of proxies to approve the proposals described above, the Fund has filed a proxy statement. Because the proxy statement contains important information, the Fund's shareholders are urged to read the proxy statement and accompanying materials carefully. The Fund's shareholders are also able to obtain copies of these documents by calling FTA toll-free at 1-800-621-1675. The proxy statement is also available free of charge at the website of the Securities and Exchange Commission, www.sec.gov. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy. There can be no assurance that the necessary percentage of the shareholders of the Fund will vote to approve the proposals.

FTA has served as the Fund's investment advisor since the Fund's inception. FTA along with its affiliate, First Trust Portfolios L.P., are privately-held companies which provide a variety of investment services, including asset management and financial advisory services, with collective assets under management or supervision of approximately $121 billion as of March 31, 2018 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separate managed accounts.

HRES, the Fund's investment sub-advisor, is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio and for overseeing Heitman HK and Heitman GmbH in the investment of the Fund's assets. HRES, located at 191 N. Wacker Drive, 25th Floor, Chicago, Illinois 60606, is a leading global real estate investment management firm. Heitman HK selects and monitors real estate securities located in the Asia-Pacific region for the Fund's investment portfolio. Heitman HK is a registered investment advisor with the SEC. Heitman HK is located at 15F LHT Tower, 31 Queens Road, Central, Hong Kong. Heitman GmbH provides recommendations regarding the selection and ongoing monitoring of real estate securities located in Europe for the Fund's investment portfolio. Heitman GmbH is a registered investment advisor with the SEC. Heitman GmbH is located at Maximilianstrasse 35A, Munich, Germany 80539.

This press release contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of FTA and/or HRES and their respective representatives and affiliates, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "will," "would" or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Funds to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this press release, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the FTA and HRES and their respective representatives and affiliates only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

The information presented is not intended to constitute an investment recommendation for, or advice to, any specific person. By providing this information, FTA is not undertaking to give advice in any fiduciary capacity within the meaning of ERISA and the Internal Revenue Code. FTA has no knowledge of and has not been provided any information regarding any investor. Financial advisors must determine whether particular investments are appropriate for their clients. FTA believes the financial advisor is a fiduciary, is capable of evaluating investment risks independently and is responsible for exercising independent judgment with respect to its retirement plan clients. The risks of investing in the Fund are spelled out in the shareholder reports and other regulatory filings.

Principal Risk Factors: Investment in the Fund involves investment and market risk; management risk; sub-advisor risk; Asia investment risk; authorized participant concentration risk; concentration risk; currency risk; cyber security risk; depositary receipts risk; emerging markets risk; equity securities risk; Europe investment risk; fluctuation of net asset value risk; interest rate risk; market maker risk; non-diversification risk; non-U.S. securities risk; real estate investment risk; REIT investment risk; small fund risk; smaller companies risk and trading issues risk. The risks of investing in the Fund are described in further detail in the Fund's prospectus, shareholder report and other regulatory filings. Past performance is no assurance of future results. Investment return and market value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Contact:

First Trust Advisors L.P.

Press Inquiries           Ryan Issakainen      630-765-8689
Broker Inquiries          Sales Team           866-848-9727
Analyst Inquiries         Chris Fallow         630-517-7628